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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2000



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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                      333-33015               75-2672663
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


  1845 WOODALL RODGERS
  FREEWAY, SUITE 1300
     DALLAS, TEXAS                                              75201
  (Address of principal                                       (Zip code)
  executive offices)

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated May 1, 2000, a copy of which is incorporated herein as Exhibit 99.1, AMFM Operating Inc. ("AMFM Operating"), a direct subsidiary of Capstar Broadcasting Partners, Inc., announced (i) the commencement of a tender offer to purchase for cash all of its outstanding 10 1/2% Senior Subordinated Notes due 2007 (the "Notes") and (ii) the receipt by AMFM Operating of the consent of the holder of the majority in aggregate principal amount of the Notes to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1    --        Press release, dated May 1, 2000. (1)

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(1)  Incorporated by reference to the identically numbered exhibit on the Form
     8-K of AMFM Operating Inc., filed on May 8, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CAPSTAR BROADCASTING PARTNERS, INC.
                                           (Registrant)



                                           By: /s/ W. Schuyler Hansen
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                                                   W. Schuyler Hansen
                                                   Senior Vice President and
                                                   Chief Accounting Officer


Date:    May 5, 2000